EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
MAF Bancorp, Inc.:

We consent to the use of our report incorporated by reference herein.

/s/ KPMG LLP


Chicago, Illinois
February 27, 2002